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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB Number: 323 5-0060 Expires: April 30, 2009 Estimated average burden hours per response5.0

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

CryoPort, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51578	88-0313393
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20382 Barents Sea Circle, California	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 - Other Events Item 8.01 Other Events.

On September 17, 2007, the Company moved its principal executive offices from 451 Atlas Street, Brea, California 92821, to its new facility located at 20382 Barents Sea Circle, Lake Forest, California 92630.

The Company’s new general telephone number is (949) 470-2300, and the Company’s new fax number is (949) 470-2306. The Company’s Investor Relations telephone number is (949) 470-2300 extension 301.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CryoPort, Inc.
(Registrant)

Date: September 19, 2007	By: /s/ Peter Berry
Peter Berry,
Chief Executive Officer, President